UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c) Effective December 18, 2023, Compass Minerals International, Inc. (the “Company”) appointed Jeffrey Cathey as Chief Accounting Officer. Teresa Cook, the former Chief Accounting Officer, will continue to be employed by the Company in an interim role as Vice President, Finance and Accounting prior to her retirement planned for May 2024.

Prior to joining Compass Minerals, Mr. Cathey spent 10 years at Crestwood Equity Partners LP in positions of growing responsibility within various business segments, including senior vice president, controller and principal accounting officer; vice president, operational controller; and assistant controller. He started his career as a senior audit associate with Ernst & Young LLP and was assistant controller at Shamrock Trading Corporation.

The Company entered into a letter agreement, signed November 29, 2023, with Mr. Cathey (the “Offer Letter”), establishing his compensation as Chief Accounting Officer. Pursuant to the Offer Letter, Mr. Cathey’s base salary will be $350,000 per year. Mr. Cathey’s targeted cash bonus under the Company’s Management Annual Incentive Program will be calculated at 50% of his base salary, with any bonus payments dependent on the Company’s pre-established performance goals. Mr. Cathey will also be eligible to receive equity awards as part of the Company’s Long-Term Incentive Program, with a target equity award value of 70% of his annual base salary. On his start date, he will receive an equity award of restricted stock units valued at $250,000, which will vest ratably over three years. The Offer Letter provides that Mr. Cathey’s employment with the Company is at-will.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which is attached as Exhibit 10.1 and incorporated by reference herein.

There is no arrangement or understanding between Mr. Cathey and any other person pursuant to which Mr. Cathey was appointed as Chief Accounting Officer. Furthermore, there are no transactions between Mr. Cathey (or any member of his immediate family) and the Company (or any of its subsidiaries) that would be required to be reported under Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
10.1	Offer Letter, signed November 29, 2023, between Compass Minerals International Inc. and Jeffrey Cathey.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: December 19, 2023	By:	/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer